Annual Report
June 30, 2012

A tax-free income investment

Serving Arizona Investors For Over 25 Years Tax-Free Trust of Arizona “Research Matters”

August, 2012

Dear Fellow Shareholder:

     While we didn’t necessarily coin the phrases, “Invest in what you know” or “If you don’t understand it, don’t buy it,” these concepts are certainly not new to Tax-Free Trust of Arizona and the Aquila Group of Funds. In fact, they have been at the very core of our investment philosophy since day one.

     Our country’s current volatile economic environment, makes these adages ring true louder than ever.

     The value provided by professional investment managers, such as those at Tax-Free Trust of Arizona, who conduct initial research and provide on-going surveillance of issuers and individual bonds as markets develop and credit conditions change, has become increasingly important.

     Over the past year or so, you may have read or heard about problems being experienced by certain municipalities – including growing concerns over budget shortfalls, infrastructure demands, pension funding, and high unemployment.

     Even when concerns such as these don’t make the mainstream newspapers, it is in your best interest that your Trust’s investment team makes every effort to know about each and every little hiccup. And, since each municipality has its own distinct nuances, we feel it is vital to have a local presence.

     Local investment management and research enables us to monitor the local economy, issuers in the state, and policy decisions that will impact issuers, while we conduct research on issues held by the Trust. The research conducted prior to investing in a bond, and ongoing credit monitoring, make it possible to evaluate both the risk associated with an individual bond, and the adequacy of the compensation provided for that risk.

     Tax-Free Trust of Arizona specifically benefits from its collective team of local Trustees and Trust Officers who seek to be intimately aware of any potential challenges facing the citizens of Arizona throughout the state.

     They know the ups and downs that affect you, our shareholders, because they too are affected. Your local representatives are also your friends, neighbors and co-workers.

     They hear the same discussions at little league games and pot luck dinners. They read the same small and big town newspapers that you do, shop in the same supermarkets and gas up at the same pumps.

NOT A PART OF THE ANNUAL REPORT

     They, like you, are Arizonans.

     As you know, by prospectus, Tax-Free Trust of Arizona may only invest in investment grade securities. These higher rated securities are intended to indicate those municipal issues which have not only sufficient, but significant, cash flow strength in order to pay interest when due and to redeem the bonds at maturity. Nonetheless, we firmly believe in the importance of looking beyond credit ratings.

     We invest in an issue based on our initial research, and we conduct frequent credit monitoring in order to evaluate the financial condition of the issuer. We devote significant resources to understanding the financial condition of issuers in Arizona, the financing details of individual issues, and how payments of principal and interest on those issues are secured. We monitor the difficult, but necessary, steps being taken to balance budgets within the state. Based on the research we conduct, we select the bonds held in the Trust’s portfolio and decide whether or not to continue holding issues already in the portfolio.

     The Aquila Group of Funds has been managing the assets of Arizona investors for over 25 years. Our long history in the Arizona market, the knowledge and experience of the Trust’s portfolio manager, and the research conducted on bonds held in Tax-Free Trust of Arizona continue to provide shareholders with the benefits of local, professional investment management.

Sincerely,

Lacy B. Herrmann Founder and Chairman Emeritus	Diana P. Herrmann President

Consideration should be given to the risks of investing, including potential loss of value, market risk, interest rate risk, credit risk, and geographic concentration. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

NOT A PART OF THE ANNUAL REPORT

Serving Arizona Investors For Over 25 Years Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion

     The municipal market continues to perform admirably. Following the roller coaster ride experienced from 2008 through 2010, the relatively calm ride of the past 12 months has been a welcome relief.

Municipal Market and Fund Performance

     The Fund’s net asset value (Class A shares) stood at $10.37 on June 30, 2011. After a slight hiccup to the year’s low of $10.36 on July 7, 2011, the Trust’s share price began to climb. The value climbed to $10.69 in September before retrenching into the $10.50s range and then in early December started to rise, ending the calendar year at $10.74. The net asset value reached $10.98 at the end of January, 2012, before once again retreating, this time into the $10.80s. Finally in May, 2012, the share price climbed into the $10.90s reaching the fiscal year high of $10.99 on May 14th. The net asset value ended the fiscal year at $10.92. The price improvement from $10.37 to $10.92 equaled a very reasonable return of 5.30%. Income for the twelve months was $0.40 per share for a positive total return of 3.99%. In total, this represents the Class A share’s best fiscal year return of 9.29% over the past ten years.

     We believe this performance is consistent with the Trust’s investment objective of providing income exempt from Federal and Arizona state taxes while limiting the price swings of the Trust’s share value.

     Generally, the municipal market followed the direction of the U.S. Treasury market over the past 12 months. Primarily because of the uncertainty in Europe and the ensuing flight to safety, U.S. Treasury ten-year note yields declined steadily during the year from over 3% to an unprecedented 1.5%. Likewise, AAA municipal yields in the ten-year maturity range declined from roughly 2.85% to approximately 1.90%. It is interesting to note that the municipal to Treasury yield ratio at the start of the fiscal year was 95%, whereas it stood above 100% as of June 30, 2012. This underperformance by the municipal sector has stood for a major portion of the past 12 months and has contributed to the current relative attractiveness of tax-exempt yields.

     Throughout the 12 months, the municipal yield curve flattened somewhat. By comparison, on June 30, 2011 two-year municipals were yielding 0.42% and 30-year municipals 4.35%, for a curve of 393 basis points (100 basis points=1%). On June 30, 2012 two-year municipals were yielding 0.32% and 30-year municipals 3.16%, or a curve steepness of 284 basis points. We have two observations from this movement. First, we believe, to get any return, investments had to be extended out on the yield curve and second, longer maturities performed best. Thus, we increased the Trust’s average maturity slightly during the year from 12.9 years to 14.4 years.

MANAGEMENT DISCUSSION (continued)

U.S. and Arizona Economy

     With the world economy continuing to sputter, we believe interest rates will remain low. The debt crisis in Europe and the apparent economic slowing in China will make U.S. economic growth tough to attain. Recently, U.S. retail sales reported the third consecutive month of declines. Historically, this has been a precursor of a shrinking or recessionary economy. Likewise, with unemployment in the 8% range and job growth anemic, we see a very slow growing U.S. economy for the coming months.

     On the positive side, we view Arizona as rebounding. The state’s budget is projected to be in surplus, as revenues have exceeded expectations and spending is near budget. Home sales are steadily increasing and home prices are beginning to increase. Also, auto sales are much stronger and have contributed to increased year-over-year retail sales figures and an approximate 6% increase in sales tax collections. This has allowed many of our local municipalities to improve their balance sheets and to pass balanced budgets for the coming year. That’s the good news. The bad news for Arizona is that the state’s unemployment rate mirrors the national averages at near 8%. Moreover, the improved figures for sales and revenue remain well below the peak years of 2006-2007. Also, a slowing U.S. economy could spill over into Arizona and easily bring revenue growth to a halt.

Outlook and Strategy

     With interest rates near all time lows, it is difficult to foresee lower rates ahead. For us the question seems to be can they stay here and our answer is – yes, we believe they can. Our concern in the coming months is on the income side. How can we continue to generate a level amount of income in this low interest rate environment without undue risk? We believe our answer is to keep doing what we have been doing. Our laddered maturity structure is concentrated in the intermediate range with over 50% of our holdings maturing in ten to 20 years. The remaining holdings are weighted toward the shorter end with approximately 35% maturing within ten years and 15% having longer maturities. Likewise, our emphasis on better rated credits with approximately 90% of the portfolio in A-rated and better holdings should minimize share price fluctuation.

     As we stated last year, opportunities will be in small steps and that again is our forecast. Steady as she goes with little disruption to our holdings and, as always, we shall strive to meet our philosophy of producing tax-exempt income with minimal swing to our share value.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Tax-Free Trust of Arizona for the 10-year period ended June 30, 2012 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended June 30, 2012
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations on 3/13/86)
With Maximum Sales Charge	4.94%	4.38%	4.11%	5.79%
Without Sales Charge	9.29	5.23	4.53	5.95
Class C (commenced operations on 4/01/96)
With CDSC**	7.33	4.34	3.64	4.06
Without CDSC	8.36	4.34	3.64	4.06
Class Y (commenced operations on 4/01/96)
No Sales Charge	9.44	5.39	4.68	5.23
Barclays Capital Index	6.81	5.97	4.77	5.86	* (Class A)
				5.20	(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

*	From commencement of the index on 1/1/87.
**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Trust of Arizona as of June 30, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2012

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (21.1%)	(unaudited)	Value
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement
	District
$2,092,000	6.250%, 01/01/29	NR/A-/NR	$2,225,470
	Coconino & Yavapai Counties Joint Unified School
	District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,131,900
	Flagstaff Improvement District (Aspen Place Sawmill)
1,610,000	5.000%, 01/01/32	Aa3/NR/NR	1,611,385
	Gila Co. Unified School District No. 10 (Payson)
400,000	5.250%, 07/01/27 AMBAC Insured	Aa3/NR/NR	441,024
1,000,000	5.750%, 07/01/28	Aa3/NR/NR	1,140,890
	Gilbert Improvement District No. 19
335,000	5.200%, 01/01/23	Aa3/A/NR	335,727
	Gilbert Improvement District No. 20
700,000	5.100%, 01/01/29	Aa3/A/NR	763,462
	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA-/NR	1,104,020
	Goodyear McDowell Road Commercial Corrido
	Improvement District
3,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A-/NR	3,137,640
	Graham Co. Unified School District No. 4 (Thatcher)
400,000	4.750%, 07/01/12 AGMC Insured	Aa3/NR/NR	400,000
	Greenlee Co. School District No. 18 (Morenci)
200,000	5.000%, 07/01/13	Baa1/NR/NR	205,012
	Maricopa Co. Elementary School District No. 8
	(Osborn)
920,000	6.250%, 07/01/22	NR/A/NR	1,064,578
	Maricopa Co. Elementary School District No. 38
	(Madison)
730,000	5.000%, 07/01/22 NPFG Insured	Baa2/A+/NR	788,816
	Maricopa Co. Elementary School District No. 68
	(Alhambra)
3,000,000	5.500%, 07/01/14 AGMC Insured	Aa3/NR/NR	3,231,810

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Maricopa Co. High School District No. 210 (Phoenix
	Union)
$2,245,000	5.000%, 07/01/23 AGMC Insured (pre-refunded)	Aa2/AA/NR	$2,450,777
	Maricopa Co. School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	Aa2/AA-/NR	1,588,725
	Maricopa Co. Unified School District No. 24 (Gila
	Bend)
670,000	5.500%, 07/01/22	NR/NR/NR*	671,126
	Maricopa Co. Unified School District No. 48
	(Scottsdale)
1,970,000	4.000%, 07/01/14	Aa1/AA/NR	2,100,611
650,000	3.000%, 07/01/15	Aa1/AA/NR	691,756
500,000	4.000%, 07/01/16	Aa1/AA/NR	558,095
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,675,410
1,500,000	4.000%, 07/01/31	Aa1/AA/NR	1,568,010
	Maricopa Co. Unified School District No. 89 (Dysart)
2,185,000	5.500%, 07/01/22 NPFG/ FGIC Insured	NR/A+/NR	2,653,464
1,300,000	5.000%, 07/01/25 Syncora Guarantee, Inc. Insured	NR/A+/AA-	1,399,593
1,500,000	6.000%, 07/01/28	NR/A+/AA-	1,705,365
	Maricopa Co. Unified School District No. 90
	(Saddle Mountain)
1,200,000	5.000%, 07/01/13	Baa1/NR/A-	1,200,000
1,000,000	5.125%, 07/01/25 AGMC Insured	Aa3/AA-/NR	1,093,720
	Maricopa Co. Unified School District No. 95 (Queen
	Creek)
500,000	5.000%, 07/01/27 AGMC Insured	Aa3/NR/NR	538,245
	Mesa, Arizona
505,000	4.250%, 07/01/23 NPFG/ FGIC Insured	Aa2/AA/NR	545,713
	Mohave Co. Unified School District No. 20 (Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	Aa3/AA-/NR	1,320,994
	Navajo Co. Unified School District No. 2 (Joseph
	City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,382,500

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Navajo Co. Unified School District No. 6 (Heber-
	Overgaard)
$500,000	5.500%, 07/01/28 AGMC Insured	NR/AA-/NR	$593,875
	Navajo Co. Unified School District No. 10 (Show
	Low)
500,000	5.250%, 07/01/15 NPFG/ FGIC Insured	NR/NR/NR*	547,220
	Phoenix, Arizona
1,000,000	6.250%, 07/01/16	Aa1/AAA/NR	1,212,660
1,240,000	6.250%, 07/01/17	Aa1/AAA/NR	1,553,286
580,000	5.375%, 07/01/20	Aa1/AAA/NR	580,000
420,000	5.375%, 07/01/20 (pre-refunded)	Aa1/NR/NR	420,000
	Pima Co. Unified School District No.1 (Tucson)
270,000	4.000%, 07/01/24	Aa2/NR/AA-	293,884
1,500,000	5.000%, 07/01/27 AGMC Insured	Aa2/AA-/NR	1,644,375
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,393,537
	Pima Co. Unified School District No. 8 (Flowing
	Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,121,540
	Pima Co. Unified School District No. 10
	(Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	782,096
	Pima Co. Unified School District No. 12 (Sunnyside)
400,000	3.500%, 07/01/28 AGMC Insured	NR/AA-/NR	392,780
	Pinal Co. Elementary School District No. 4 (Casa
	Grande)
925,000	4.250%, 07/01/18 AGMC Insured	Aa3/AA-/NR	1,033,604
	Pinal Co. High School District No. 82 (Casa Grande)
640,000	5.000%, 07/01/24	NR/A+/NR	694,342
	Pinal Co. Unified School District No. 1 (Florence)
1,500,000	5.000%, 07/01/27 NPFG/ FGIC Insured	NR/A/NR	1,572,750
	Pinal Co. Unified School District No. 44 (J. O. Combs)
500,000	5.000%, 07/01/28	NR/A/NR	536,015

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Queen Creek Improvement District No. 1
$1,500,000	5.000%, 01/01/26	A3/BBB+/A-	$1,505,220
1,500,000	5.000%, 01/01/32	A3/BBB+/A-	1,503,615
	Show Low Improvement District No. 6
745,000	6.000%, 01/01/18 ACA Insured	NR/NR/NR*	747,652
	Tempe, Arizona
2,595,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,943,638
1,000,000	4.500%, 07/01/24	Aa1/AAA/AAA	1,094,730
	Tempe Improvement District (Pier Town Lake)
1,500,000	5.000%, 01/01/29	Aa3/NR/NR	1,621,590
	Tubac Fire District
760,000	5.500%, 07/01/28 AGMC Insured	Aa3/NR/NR	863,596
	Total General Obligation Bonds		65,377,843

	Revenue Bonds (77.1%)

	Airport Revenue Bonds (2.5%)
	Phoenix Civic Improvement Corp. Airport Revenue
	Bonds
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,143,700
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,137,170
2,200,000	5.250%, 07/01/27 AMT, NPFG/ FGIC Insured	Aa3/AA-/NR	2,202,486
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,106,360
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,289,784
	Phoenix-Mesa Gateway Airport Authority, Mesa
	Project
750,000	5.000%, 07/01/38	A1/AA+/NR	763,575
	Total Airport Revenue Bonds		7,643,075

	Basic Service Revenue Bonds (19.3%)
	Arizona School Facilities Board Revenue Bonds
1,000,000	5.750%, 07/01/18 AMBAC Insured (pre-refunded)	NR/NR/NR*	1,105,460
	Arizona State Lottery Revenue
3,000,000	5.000%, 07/01/28 AGMC Insured	Aa3/AA-/NR	3,304,560

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Basic Service Revenue Bonds (continued)
	Arizona Transportation Board Revenue Bonds
$1,000,000	5.250%, 07/01/24	Aa1/AAA/NR	$1,126,280
2,550,000	5.000%, 07/01/28	Aa1/AAA/NR	2,894,938
500,000	5.250%, 07/01/32	Aa2/AA+/NR	582,490
3,755,000	5.000%, 07/01/33	Aa1/AAA/NR	4,185,661
1,000,000	5.000%, 07/01/36	Aa2/AA+/NR	1,117,280
	Casa Grande Excise Tax Revenue Bonds
1,835,000	5.000%, 04/01/21 AMBAC Insured (pre-refunded)	A1/NR/AA	1,983,121
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,563,145
	Cottonwood Water Revenue System
260,000	5.000%, 07/01/30 Syncora Guarantee, Inc. Insured	Baa1/A/NR	271,154
	Glendale Water & Sewer Revenue
1,670,000	4.750%, 07/01/24 AGMC Insured	Aa3/AA/NR	1,837,301
750,000	5.000%, 07/01/27	Aa3/AA/NR	870,210
2,000,000	5.000%, 07/01/28 AMBAC Insured (pre-refunded)	Aa3/AA/NR	2,093,760
500,000	5.000%, 07/01/28	Aa3/AA/NR	576,430
	Glendale Western Loop 101 Public Facilities Excise
	Tax Revenue Bonds
1,000,000	6.250%, 07/01/38	A3/AA/NR	1,059,460
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	A2/A+/NR	1,921,937
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA-/NR	699,472
	Greater Arizona Development Authority Revenue
	Bonds
2,000,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	2,168,180
700,000	5.000%, 08/01/24	NR/A/NR	754,194
2,000,000	5.000%, 08/01/28	A1/A/NR	2,033,360
1,200,000	5.500%, 08/01/29	A1/A/NR	1,248,516
1,200,000	5.000%, 08/01/29	A1/A/NR	1,283,928
	La Paz Co. Excise Tax Revenue
250,000	4.750%, 07/01/36 AGMC Insured	NR/AA-/NR	253,767
	Oro Valley Water Revenue
560,000	4.000%, 07/01/23	NR/AA/AA-	617,176

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Basic Service Revenue Bonds (continued)
	Page, Arizona Pledged Revenue Refunding
$1,080,000	5.000%, 07/01/25	NR/AA-/NR	$1,221,804
	Phoenix Civic Improvement Corp. Wastewater
	Revenue Bonds
1,500,000	5.500%, 07/01/24 NPFG/ FGIC Insured	Aa2/AAA/NR	1,978,275
	Phoenix Street & Highway User Revenue Bonds
2,925,000	zero coupon, 07/01/13 NPFG/ FGIC Insured	Aa3/BBB/NR	2,863,224
	Pima Co. Regional Transportation Authority
1,000,000	5.000%, 06/01/24	Aa3/AA/NR	1,174,900
	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/A+/AA-	2,289,380
	Pinal Co. Revenue Obligations Refunding Bonds
1,755,000	4.000%, 08/01/17	NR/AA-/NR	1,942,241
	Rio Nuevo Facilities District (Tucson) Excise Tax
	Revenue Bonds
1,500,000	6.500%, 07/15/24 AGMC Insured	Aa3/AA-/A	1,767,600
	Scottsdale Municipal Property Corp. Water & Sewer
	Project
2,000,000	5.000%, 07/01/28	Aa1/AAA/AAA	2,246,920
	Tempe Excise Tax Revenue Bonds
2,000,000	5.250%, 07/01/19 (pre-refunded)	Aa1/AAA/NR	2,098,700
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,103,120
	Tucson Water System Revenue Bonds
2,200,000	5.500%, 07/01/18 NPFG/ FGIC Insured
	(pre-refunded)	Aa2/AA-/AA	2,244,000
1,000,000	5.000%, 07/01/30	Aa2/AA-/AA	1,135,460
	Yuma Municipal Property Corp. Utility System
	Revenue Bonds
700,000	5.000%, 07/01/21 Syncora Guarantee, Inc. Insured	A1/A+/AA-	773,983
500,000	5.000%, 07/01/22 Syncora Guarantee, Inc. Insured	A1/A+/AA-	549,660
1,000,000	5.000%, 07/01/24 Syncora Guarantee, Inc. Insured	A1/A+/AA-	1,083,830
	Total Basic Service Revenue Bonds		60,024,877

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools Revenue Bonds (0.1%)
	Phoenix Industrial Development Authority (Great
	Hearts Academies - Veritas Project)
$250,000	6.000%, 07/01/32	NR/NR/BBB	$257,162

	Higher Education Revenue Bonds (6.5%)
	Arizona Board of Regents - Arizona State University
	System Revenue
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,140,920
	Arizona Board of Regents - Northern Arizona
	University System
1,115,000	5.000%, 06/01/22 NPFG/ FGIC Insured	A1/A+/NR	1,234,227
1,200,000	5.500%, 06/01/34 FGIC Insured (pre-refunded)	A1/A+/NR	1,316,784
200,000	5.000%, 06/01/36	A1/A+/NR	215,320
	Arizona Board of Regents - University of Arizona
	System
2,385,000	5.000%, 06/01/21 NPFG/ FGIC Insured
	(pre-refunded)	Aa2/AA/NR	2,487,412
460,000	5.000%, 06/01/31	Aa2/AA/NR	523,103
	Cochise Co. Community College District
1,740,000	5.125%, 07/01/26 AGC Insured	Aa3/NR/NR	1,952,454
1,825,000	5.125%, 07/01/28 AGC Insured	Aa3/NR/NR	2,025,586
	Glendale Industrial Development Authority
	(Midwestern University)
550,000	5.250%, 05/15/13	NR/A-/NR	567,138
1,010,000	5.250%, 05/15/14	NR/A-/NR	1,075,004
	Maricopa Co. Community College District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,256,900
500,000	4.750%, 07/01/24	Aaa/AAA/AAA	566,425
	Phoenix Industrial Development Authority (Rowan
	University Project)
2,000,000	5.250%, 06/01/34	A3/A+/NR	2,084,620
	Pinal Co. Community College District
1,500,000	4.500%, 07/01/30	Aa2/AA-/NR	1,622,040
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	Aa3/AA-/NR	1,101,200
	Total Higher Education Revenue Bonds		20,169,133

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital Revenue Bonds (16.9%)
	Arizona Health Facilities Authority (Banner Health)
$500,000	5.500%, 01/01/21	NR/AA-/AA-	$574,825
2,985,000	5.375%, 01/01/32	NR/AA-/AA-	3,245,202
	Arizona Health Facilities Authority (Blood Systems)
500,000	4.750%, 04/01/25	NR/A/NR	517,625
	Arizona Health Facilities Authority (Catholic
	Healthcare West)
1,500,000	5.000%, 07/01/28	A2/A/A+	1,621,995
2,000,000	5.250%, 03/01/39	A2/A/A+	2,153,980
	Arizona Health Facilities Authority (Samaritan Health)
1,435,000	5.625%, 12/01/15 NPFG Insured ETM	NR/BBB/NR	1,561,624
	Arizona Health Facilities Authority (Yavapai Regional
	Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	Aa3/NR/NR	1,648,155
	Arizona Health Facilities Authority Hospital System
	(John C. Lincoln Hospital)
1,330,000	5.750%, 12/01/32 (pre-refunded)	NR/BBB+/NR	1,372,799
	Flagstaff Industrial Development Authority (Northern
	Arizona Senior Living Center)
1,985,000	5.600%, 07/01/25	NR/NR/NR*	1,983,174
	Glendale Industrial Development Authority (John C.
	Lincoln Hospital)
1,000,000	5.250%, 12/01/22	NR/BBB+/NR	1,050,770
1,000,000	4.700%, 12/01/28	NR/BBB+/NR	1,011,880
	Maricopa Co. Hospital Revenue (Sun Health)
3,345,000	5.000%, 04/01/17 (pre-refunded)	NR/NR/NR*	3,751,016
1,500,000	5.000%, 04/01/25 (pre-refunded)	NR/NR/NR*	1,808,925
2,125,000	5.000%, 04/01/35 (pre-refunded)	NR/NR/NR*	2,697,199
	Maricopa Co. Industrial Development Authority
	(Catholic Healthcare West - St. Joseph’s Hospital)
3,500,000	5.375%, 07/01/23	A2/A/A+	3,789,940
5,000,000	5.250%, 07/01/32	A2/A/A+	5,350,100

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital Revenue Bonds (continued)
	Phoenix Industrial Development Authority (John C.
	Lincoln Hospital)
$1,270,000	5.500%, 12/01/13 AGMC Insured	Aa3/AA-/NR	$1,273,251
	Scottsdale Industrial Development Authority
	(Scottsdale Healthcare System)
380,000	5.500%, 09/01/12 AMBAC Insured ETM	NR/NR/NR*	383,025
1,000,000	5.000%, 09/01/18	A3/A-/A-	1,128,390
5,000,000	5.250%, 09/01/30***	A3/A-/A-	5,066,800
750,000	5.000%, 09/01/35 AGMC Insured	Aa3/AA-/A-	811,477
	University Medical Center Hospital Revenue Bonds
4,790,000	5.000%, 07/01/35	Baa1/BBB+/NR	4,858,928
910,000	6.500%, 07/01/39	Baa1/BBB+/NR	1,048,111
250,000	6.000%, 07/01/39	Baa1/BBB+/NR	285,615
	Yavapai Co. Industrial Development Authority
	(Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA-/NR	567,270
500,000	5.250%, 10/01/26	NR/AA-/NR	562,235
	Yavapai Co. Industrial Development Authority
	(Yavapai Regional Medical Center)
485,000	5.125%, 12/01/13 AGMC Insured	NR/AA-/BBB+	486,445
500,000	6.000%, 08/01/33	Baa2/NR/BBB+	524,000
1,250,000	5.625%, 08/01/37	Baa2/NR/BBB+	1,300,375
	Total Hospital Revenue Bonds		52,435,131

	Lease Revenue Bonds (16.3%)
	Arizona Board of Regents - University of Arizona COP
1,870,000	5.000%, 06/01/23	Aa3/AA-/NR	2,176,194
	Arizona School Facilities Board COP
1,000,000	5.125%, 09/01/21 AGC Insured	Aa3/AA-/NR	1,129,980
3,000,000	5.500%, 09/01/23	A1/A+/NR	3,442,170
	Arizona Sports & Tourism Authority, Revenue
	Refunding, Multipurpose Stadium Facility Project
2,000,000	5.000%, 07/01/32	A1/NR/A	2,177,100
	Cave Creek COP
365,000	5.750%, 07/01/19	NR/A/NR	369,333

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease Revenue Bonds (continued)
	Gilbert Public Facilities Municipal Property Corp.
$850,000	5.000%, 07/01/23	Aa2/AA/NR	$966,798
1,250,000	5.000%, 07/01/24	Aa2/AA/NR	1,409,087
	Gilbert Water Resource Municipal Property Corp.
2,000,000	5.000%, 10/01/29 NPFG Insured	Baa2/AA-/AA-	2,116,820
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,703,190
1,000,000	6.000%, 07/01/31	Aa3/AA-/NR	1,130,560
	Green Valley Municipal Property Corp.
1,250,000	5.250%, 07/01/33	NR/A+/NR	1,290,400
	Marana Municipal Property Corp.
1,100,000	5.125%, 07/01/28	NR/AA/AA-	1,101,177
	Mohave Co. Industrial Development Authority
	Correctional Facilities
1,000,000	8.000%, 05/01/25	NR/BBB+/NR	1,195,760
	Navajo Co. Municipal Property Corp.
1,000,000	6.250%, 07/01/20 ACA Insured	NR/NR/NR*	1,000,110
	Nogales Municipal Development Authority
1,000,000	5.000%, 06/01/27 AMBAC Insured	A1/AA/NR	1,037,700
	Oro Valley Municipal Property Corp.
1,000,000	5.000%, 07/01/23 NPFG Insured (pre-refunded)	Baa2/AA/AA-	1,046,880
	Peoria Municipal Development Authority
1,000,000	3.500%, 07/01/31****	Aa2/AA+/AA+	991,770
	Phoenix Civic Improvement Corp. (Civic Plaza)
1,000,000	zero coupon, 07/01/23 NPFG/ FGIC Insured
	(converts to 5.50% coupon on 07/01/13)	Aa3/AA/NR	1,166,830
2,000,000	zero coupon, 07/01/27 BHAC Insured (converts to
	5.50% coupon on 07/01/13)	Aa1/AA+/NR	2,362,720
2,000,000	zero coupon, 07/01/30 BHAC Insured	Aa1/AA+/NR	2,363,980
2,000,000	zero coupon, 07/01/33 NPFG/ FGIC Insured	Aa3/AA/NR	2,314,560
	Phoenix Industrial Development Authority
	Government Office Lease Revenue Refunding
	Capitol Mall LLC Project
2,040,000	5.000%, 09/15/21 AMBAC Insured	A1/A+/NR	2,137,288

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease Revenue Bonds (continued)
	Pima Co. COP
$300,000	5.000%, 07/01/15 AMBAC Insured	Aa3/A+/NR	$322,635
	Pinal Co. COP
3,230,000	5.250%, 12/01/21	NR/A+/A+	3,458,749
2,250,000	5.000%, 12/01/29	NR/A+/A+	2,321,370
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,511,439
	Pinetop Fire District COP
1,000,000	7.500%, 12/15/23	A3/NR/NR	1,056,580
	Scottsdale Municipal Property Corp. Excise Tax
	Revenue Bonds.
3,000,000	zero coupon, 07/01/20 AMBAC Insured (converts to
	4.50% coupon on 07/01/13)	Aa1/AAA/AAA	3,131,220
	Sierra Vista Municipal Property Corp.
1,000,000	4.000%, 01/01/21	A1/AA/AA-	1,070,140
	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured	Aa3/AA-/NR	2,164,360
	State of Arizona COP Department Administration
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA-/NR	748,913
	Willcox Municipal Property Corp.
295,000	4.625%, 07/01/21	NR/A/NR	315,069
	Total Lease Revenue Bonds		50,730,882

	Mortgage Revenue Bonds (5.7%)
	Agua Fria Ranch Community Facilities District 144A
600,000	5.800%, 07/15/30**	NR/NR/NR*	572,274
	DC Ranch Community Facilities District
390,000	6.500%, 07/15/24**	NR/NR/NR*	390,347
500,000	5.000%, 07/15/27 AMBAC Insured	A1/NR/NR	506,640
	Goodyear Community Facilities Utilities District No. 1
2,000,000	5.350%, 07/15/28 ACA Insured	A1/A-/NR	2,008,280
	Maricopa Co. Industrial Development Authority
	Multi-Family Mortgage Revenue Bonds (National
	Health Project)
1,300,000	5.500%, 01/01/18 AGMC Insured ETM	Aa3/AA-/NR	1,489,852

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Mortgage Revenue Bonds (continued)
	Maricopa Co. Industrial Development Authority
	Single Family Mortgage Revenue Bonds
$4,620,000	zero coupon, 02/01/16 ETM	Aaa/AA+/NR	$4,483,710
3,565,000	zero coupon, 12/31/16 ETM	Aaa/AA+/NR	3,408,889
	Pima Co. Industrial Development Authority Single
	Family Mortgage Revenue
70,000	6.500%, 02/01/17	A2/NR/NR	70,059
	Scottsdale Waterfront Community Facilities District
530,000	6.000%, 07/15/27	NR/NR/NR*	507,745
930,000	6.050%, 07/15/32	NR/NR/NR*	880,487
	South Campus Project Arizona State University
	Student Housing
1,205,000	5.625%, 09/01/28 NPFG Insured	Baa2/BBB/NR	1,223,003
	Southern Arizona Capital Facilities Finance Corp.
	University of Arizona Student Housing
1,000,000	5.100%, 09/01/33 NPFG Insured (pre-refunded)	NR/BBB/NR	1,007,660
	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	628,564
490,000	5.125%, 07/15/30 (pre-refunded)	NR/NR/NR*	556,905
	Total Mortgage Revenue Bonds		17,734,415

	Utility Revenue Bonds (9.8%)
	Arizona Power Authority (Hoover Dam Project)
1,500,000	5.250%, 10/01/15	Aa2/AA/NR	1,710,390
3,500,000	5.250%, 10/01/16	Aa2/AA/NR	4,115,790
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,461,902
	Arizona Water Infrastructure Finance Authority
650,000	5.000%, 10/01/22 (pre-refunded)	Aaa/AAA/AAA	717,808
500,000	5.000%, 10/01/24	Aaa/AAA/AAA	616,350
3,500,000	5.000%, 10/01/28	Aaa/AAA/AAA	4,035,185
	Maricopa Co. Pollution Control (Arizona Public
	Service)
400,000	6.000%, 05/01/29	Baa1/BBB/NR	434,496
	Maricopa Co. Pollution Control (Southern California
	Edison Co.)
1,000,000	5.000%, 06/01/35	A1/A/NR	1,083,380

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility Revenue Bonds (continued)
	Mesa Utility System
$2,000,000	5.000%, 07/01/35	Aa2/AA-/NR	$2,226,380
	Navajo Co. Pollution Control (Arizona Public Service)
1,000,000	5.500%, 06/01/34	Baa1/BBB/NR	1,080,760
	Pinal Co. Electrical District No. 3, Electrical System
	Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	268,322
	Salt River Project Agricultural Improvement and
	Power Revenue Bonds
1,000,000	5.000%, 01/01/25 (pre-refunded)	Aa1/AA/NR	1,023,340
2,000,000	5.000%, 12/01/28	Aa1/AA/NR	2,370,660
1,385,000	5.000%, 01/01/31 (pre-refunded)	Aa1/AA/NR	1,417,326
195,000	5.000%, 01/01/31 (pre-refunded)	NR/NR/NR*	199,551
1,975,000	5.000%, 01/01/33	Aa1/AA/NR	2,189,347
2,000,000	5.000%, 01/01/37	Aa1/AA/NR	2,159,100
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa2/A-/NR	3,172,980
	Total Utility Revenue Bonds		30,283,067

	Total Revenue Bonds		239,277,742

	U.S. Territories (2.7%)
	Puerto Rico Public Buildings Authority Revenue
1,000,000	5.250%, 07/01/13 Syncora Guarantee, Inc. Insured	Baa1/BBB/NR	1,041,720
2,000,000	7.000%, 07/01/21	Baa1/BBB/NR	2,189,100
3,680,000	6.000%, 07/01/41	Baa1/BBB/BBB+	3,999,314
	Puerto Rico Public Buildings Authority Revenue,
	Refunding Government Facilities
1,000,000	5.750%, 07/01/18	Baa1/BBB/NR	1,134,470
	Total U.S. Territories		8,364,604

	Total Investments (cost $290,161,834 – note 4)	100.9%	313,020,189
	Other assets less liabilities	(0.9)	(2,909,123)
	Net Assets	100.0%	$310,111,066

TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2012

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.
**	Illiquid security: Considered illiquid because of restrictions as to sale. Illiquid securities represent 0.3% of net assets.
***	Security pledged as collateral for the Trust’s delayed delivery or when-issued commitments.
****	Security purchased on a delayed delivery or when-issued basis.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

Percent of
Portfolio Distribution By Quality Rating (unaudited)	of Investments1
Aaa of Moody’s or AAA of S&P or Fitch	10.1%
Pre-refunded bonds2/ETM Bonds	13.8
Aa of Moody’s or AA of S&P or Fitch	40.9
A of Moody’s or S&P or Fitch	25.1
Baa of Moody’s or BBB of S&P or Fitch	7.8
Not Rated*	2.3
100.0%

1	Where applicable, calculated using the highest rating of the three NRSROs.
2	Pre-refunded bonds are bonds for which U.S. Government Obligations have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BHAC - Berkshire Hathaway Assurance Corp.
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

TAX-FREE TRUST OF ARIZONA
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2012

ASSETS
Investments at value (cost $290,161,834)	$313,020,189
Interest receivable	5,408,301
Receivable for Trust shares sold	314,985
Other assets	9,278
Total assets	318,752,753
LIABILITIES
Cash overdraft	3,767,646
Payable for investment securities purchased	4,337,375
Dividends payable	171,697
Payable for Trust shares redeemed	162,927
Management fee payable	101,557
Distribution and service fees payable	6,728
Accrued expenses	93,757
Total liabilities	8,641,687
NET ASSETS	$310,111,066

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$284,042
Additional paid-in capital	286,991,284
Net unrealized appreciation on investments (note 4)	22,858,355
Accumulated net realized loss on investments	(547,996)
Undistributed net investment income	525,381
	$310,111,066

CLASS A
Net Assets	$274,028,889
Capital shares outstanding	25,101,492
Net asset value and redemption price per share	$10.92
Maximum offering price per share (100/96 of $10.92 adjusted to nearest cent)	$11.38

CLASS C
Net Assets	$20,580,362
Capital shares outstanding	1,885,310
Net asset value and offering price per share	$10.92
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$10.92	*

CLASS Y
Net Assets	$15,501,815
Capital shares outstanding	1,417,407
Net asset value, offering and redemption price per share	$10.94

 See accompanying notes to financial statements.

TAX-FREE TRUST OF ARIZONA
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2012

Investment Income:

Interest income		$13,490,539

Expenses:

Management fee (note 3)	$1,198,269
Distribution and service fees (note 3)	579,412
Trustees’ fees and expenses (note 8)	131,162
Transfer and shareholder servicing agent fees	129,695
Legal fees	96,769
Shareholders’ reports and proxy statements	42,692
Registration fees and dues	25,934
Custodian fees (note 6)	24,698
Auditing and tax fees	24,501
Insurance	12,230
Chief compliance officer services (note 3)	4,936
Miscellaneous	40,047
Total expenses	2,310,345

Expenses paid indirectly (note 6)	(352)
Net expenses		2,309,993
Net investment income		11,180,546

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	825,463
Change in unrealized appreciation on investments	14,239,746

Net realized and unrealized gain (loss) on investments		15,065,209
Net change in net assets resulting from operations		$26,245,755

See accompanying notes to financial statements.

TAX-FREE TRUST OF ARIZONA
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
OPERATIONS:
Net investment income	$11,180,546	$12,461,303
Net realized gain (loss) from securities transactions	825,463	734,094
Change in unrealized appreciation on investments	14,239,746	(5,770,744)
Change in net assets resulting from operations	26,245,755	7,424,653

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(10,010,625)	(11,313,279)

Class C Shares:
Net investment income	(501,181)	(500,441)

Class Y Shares:
Net investment income	(498,925)	(481,675)
Change in net assets from distributions	(11,010,731)	(12,295,395)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	42,951,451	25,333,911
Reinvested dividends and distributions	7,222,802	6,729,556
Cost of shares redeemed	(41,995,220)	(62,569,822)
Change in net assets from capital share transactions	8,179,033	(30,506,355)

Change in net assets	23,414,057	(35,377,097)

NET ASSETS:
Beginning of period	286,697,009	322,074,106

End of period*	$310,111,066	$286,697,009

*Includes undistributed net investment income of:	$525,381	$402,685

See accompanying notes to financial statements.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

1. Organization

     Tax-Free Trust of Arizona (the “Trust”), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. On October 31, 1997, the Trust established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

b)
Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of June 30, 2012:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	313,020,189
Level 3 – Significant Unobservable Inputs	—
Total	$313,020,189

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

Management has reviewed the tax positions for each of the open tax years (2009-2011) or expected to be taken in the Trust’s 2012 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Accounting pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are effective during interim and annual periods beginning after December 15, 2011.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these updates and amendments may have on the Trust’s financial statements.

3. Fees and Related Party Transactions

a)	Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Trust. The Manager’s services include providing the office of the Trust and all related services as well as managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust’s net assets.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (“the Distributor”) including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the year ended June 30, 2012, distribution fees on Class A Shares amounted to $403,584, of which the Distributor retained $24,527.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended June 30, 2012, amounted to $131,871. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended June 30, 2012, amounted to $43,957. The total of these payments with respect to Class C Shares amounted to $175,828, of which the Distributor retained $35,034.

     Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Trust’s shares are sold primarily through the facilities of these intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such intermediaries. For the year ended June 30, 2012, total commissions on sales of Class A Shares amounted to $407,291, of which the Distributor received $75,945.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

4. Purchases and Sales of Securities

     During the year ended June 30, 2012, purchases of securities and proceeds from the sales of securities aggregated $62,649,013 and $49,995,018, respectively.

     At June 30, 2012, the aggregate tax cost for all securities was $289,636,453. At June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $23,557,494 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $173,758 for a net unrealized appreciation of $23,383,736.

5. Portfolio Orientation

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 2012, the Trust had 2.7% of its net assets invested in four such municipal issues.

6. Expenses

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

7. Capital Share Transactions

     Transactions in Capital Shares of the Trust were as follows:

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,536,964	$27,223,776	1,480,617	$15,487,506
Reinvested distributions	619,344	6,655,470	595,194	6,195,277
Cost of shares redeemed	(3,163,611)	(33,941,723)	(5,099,423)	(52,329,213)
Net change	(7,303)	(62,477)	(3,023,612)	(30,646,430)
Class C Shares:
Proceeds from shares sold	1,030,912	11,036,877	594,288	6,259,149
Reinvested distributions	33,436	359,592	30,987	322,074
Cost of shares redeemed	(643,165)	(6,842,419)	(490,191)	(5,033,236)
Net change	421,183	4,554,050	135,084	1,547,987
Class Y Shares:
Proceeds from shares sold	433,885	4,690,798	343,379	3,587,256
Reinvested distributions	19,261	207,740	20,292	212,205
Cost of shares redeemed	(112,809)	(1,211,078)	(499,569)	(5,207,373)
Net change	340,337	3,687,460	(135,898)	(1,407,912)
Total transactions in Trust
shares	754,217	$8,179,033	(3,024,426)	$(30,506,355)

8. Trustees’ Fees and Expenses

     At June 30, 2012 there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended June 30, 2012 was $100,898. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended June 30, 2012, such meeting-related expenses amounted to $30,264.

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

9. Securities Traded on a When-Issued Basis

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net assets per share. For the year ended June 30, 2012, the Trust decreased undistributed net income by $47,119 and increased additional paid-in capital by $47,119 due to book/tax differences. At June 30, 2012 the Trust had a capital loss carryover of $547,996 which expires in 2018. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions:

	Year Ended June 30,
	2012	2011
Net tax-exempt income	$10,971,115	$12,265,415
Ordinary income	39,616	29,980
Long-term capital gain	–	–
	$11,010,731	$12,295,395

TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2012

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$171,697
Accumulated net realized loss on investments	(547,996)
Unrealized appreciation	23,383,736
Other temporary differences	(171,697)
$22,835,740

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid.

11. Ongoing Development

Since December 2007, the three major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) downgraded or eliminated ratings of the majority of the municipal bond insurance companies due to loss of capital from investments in subprime mortgages. Only a few insurers are now deemed to be investment grade. Thus, while certain bonds have insurance, some are no longer rated based upon the ratings of their insurers. Furthermore, because the ability of many of the Trust’s insurers to pay claims has been downgraded, the protection of such insurance has been diminished, and there is no assurance that some of them may be relied upon for payment.

TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10 37	$10.50	$10.14	$10.19	$10.40

Income from investment operations:
Net investment income(1)	0.41	0.42	0.43	0.43	0.43
Net gain (loss) on securities (both realized and unrealized)	0.54	(0.13)	0.36	(0.05)	(0.17)
Total from investment operations	0.95	0.29	0.79	0.38	0.26

Less distributions (note 10):
Dividends from net investment income	(0.40)	(0.42)	(0.43)	(0.43)	(0.43)
Distributions from capital gains	–	–	– (2)	–	(0.04)
Total distributions	(0.40)	(0.42)	(0.43)	(0.43)	(0.47)

Net asset value, end of period	$10.92	$10.37	$10.50	$10.14	$10.19

Total return (not reflecting sales charge)	9.29%	2.80%	7.87%	3.86%	2.52%

Ratios/supplemental data
Net assets, end of period (in millions)	$274	$260	$295	$289	$301
Ratio of expenses to average net assets	0.73%	0.73%	0.74%	0.75%	0.75%
Ratio of net investment income to average net assets	3.78%	4.07%	4.08%	4.26%	4.13%
Portfolio turnover rate	17%	12%	14%	19%	18%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.73%	0.74%	0.74%	0.74%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Amount represents less than $0.01.

See accompanying notes to financial statements.

TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C										Class Y
	Year Ended June 30,										Year Ended June 30,
	2012		2011		2010		2009		2008		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.37		$10.50		$10.14		$10.19		$10.40		$10.39	$10.52	$10.16	$10.21	$10.42
Income from investment operations
Net investment income(1)	0.31		0.33		0.33		0.34		0.34		0.42	0.44	0.44	0.44	0.44
Net gain (loss) on securities (both realized
and unrealized)	0.55		(0.13)		0.37		(0.05)		(0.17)		0.55	(0.14)	0.36	(0.05)	(0.17)
Total from investment operations	0.86		0.20		0.70		0.29		0.17		0.97	0.30	0.80	0.39	0.27

Less distributions (note 10):
Dividends from net investment income	(0.31)		(0.33)		(0.34)		(0.34)		(0.34)		(0.42)	(0.43)	(0.44)	(0.44)	(0.44)
Distributions from capital gains	–		–		–	(2)	–		(0.04)		–	–	– (2)	–	(0.04)

Total distributions	(0.31)		(0.33)		(0.34)		(0.34)		(0.38)		(0.42)	(0.43)	(0.44)	(0.44)	(0.48)

Net asset value, end of period	$10.92		$10.37		$10.50		$10.14		$10.19		$10.94	$10.39	$10.52	$10.16	$10.21

Total return	8.36	%(3)	1.93	%(3)	6.95	%(3)	2.98	%(3)	1.65	%(3)	9.44%	2.95%	8.02%	4.02%	2.68%

Ratios/supplemental data
Net assets, end of period (in millions)	$21		$15		$14		$7		$6		$16	$11	$13	$10	$7
Ratio of expenses to average net assets	1.58%		1.57%		1.58%		1.60%		1.60%		0.58%	0.58%	0.59%	0.60%	0.60%
Ratio of net investment income to average net assets	2.91%		3.21%		3.19%		3.38%		3.27%		3.92%	4.22%	4.22%	4.39%	4.24%
Portfolio turnover rate	17%		12%		14%		19%		18%		17%	12%	14%	19%	18%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%		1.57%		1.58%		1.59%		1.59%		0.58%	0.58%	0.59%	0.59%	0.59%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Amount represents less than $0.01.
(3) Not reflecting CDSC.

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees (1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees

Grady Gammage, Jr. Phoenix, AZ (1951)	Chair of the Board of Trustees since 2011 and Trustee since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Tucker Hart Adams Colorado Springs, CO (1938)	Trustee since 2009	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Ernest Calderón Phoenix, AZ (1957)	Trustee since 2004	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, regent emeritus and president emeritus Arizona Board of Regents; adjunct faculty, Northern Arizona University and Arizona State University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None

Thomas A. Christopher Danville, KY (1947)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Gary C. Cornia Orem, UT (1948)	Trustee since 2009	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Lyle W. Hillyard Logan, UT (1940)	Trustee since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

John C. Lucking Phoenix, AZ (1943)	Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	John C. Lincoln Health Foundation; formerly Director, Sanu Resources

Anne J. Mills Scottsdale, AZ (1938)	Trustee since 1986 and Chair of the Board of Trustees 2005-2011	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Positions
Held with
Trust and
Name, Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Chairman Emeritus(7)

Lacy B. Herrmann New York, NY (1929)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees 1985-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President and Portfolio Manager since 2004
Senior Vice President and Portfolio Manager, Tax-Free Trust of Arizona, since August 2004; Vice President and Co-Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2009, backup portfolio manager, 2004-2009; Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Positions
Held with
Trust and
Name, Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President since 2001
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

James T. Thompson Bountiful, UT (1955)	Assistant Vice President since 2009
Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Assistant Vice President and Backup Portfolio Manager, Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Positions
Held with
Trust and
Name, Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_____________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) The Chairman Emeritus may attend Board meetings but has no voting power.

Analysis of Expenses (unaudited)

     As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended June 30,2012

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.53%	$1,000.00	$1,035.30	$3.64
Class C	3.09%	$1,000.00	$1,030.90	$7.93
Class Y	3.60%	$1,000.00	$1,036.00	$2.89

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.72%, 1.57% and 0.57% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2012

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.28	$3.62
Class C	5.00%	$1,000.00	$1,017.06	$7.87
Class Y	5.00%	$1,000.00	$1,022.03	$2.87

(1)
Expenses are equal to the annualized expense ratio of 0.72%, 1.57% and 0.57% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Trust publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. The Trust may also disclose other portfolio holdings as of a specified date (currently the Trust discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Trust does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2012 with respect to which the Trust was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no action on the part of shareholders is required.

     For the fiscal year ended June 30, 2012, $10,971,115 of dividends paid by Tax-Free Trust of Arizona, constituting 99.64% of total dividends paid during fiscal 2012, were exempt-interest dividends; and the balance was ordinary dividend income.

     Prior to February 15, 2013, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2012 calendar year.

PRIVACY NOTICE (unaudited)

Tax-Free Trust of Arizona

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Board of Trustees
Grady Gammage, Jr., Chair
Tucker Hart Adams
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking
Anne J. Mills

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Todd W. Curtis, Senior Vice President and Portfolio Manager
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Alan R. Stockman, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accouting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.